UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2021
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On December 6, 2021 (the “Closing Date”), Sonic Automotive, Inc. (“Sonic”) completed the acquisition of RFJ Auto Partners, Inc (“RFJ Auto”) pursuant to the previously disclosed Agreement and Plan of Merger (the “Merger Agreement”) dated as of September 17, 2021 by and among Sonic, a subsidiary of Sonic (“Merger Sub”), RFJ Auto and The Resolute Fund III, L.P., solely in its capacity as the representative of RFJ Auto’s equityholders. On the Closing Date, pursuant to the Merger Agreement and upon the terms and subject to the conditions therein, RFJ Auto merged with and into Merger Sub, with RFJ Auto surviving the merger and becoming a direct, wholly owned subsidiary of Sonic (the “RFJ Acquisition”).

In connection with the RFJ Acquisition, Sonic acquired RFJ Auto and its subsidiaries which collectively have 33 automotive retail locations in seven states and a portfolio of 16 automotive brands. The aggregate consideration for the RFJ Acquisition was approximately $950.2 million, of which approximately $222.4 million was funded from borrowings under Sonic’s syndicated new and used vehicle floor plan credit facilities. The consideration for the RFJ Acquisition is subject to customary post-close adjustments.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which was previously filed as Exhibit 2.1 to Sonic’s Current Report on Form 8-K filed on September 22, 2021 and is incorporated herein by reference.
Item 7.01.    Regulation FD Disclosure.
On December 7, 2021, Sonic issued a press release in connection with the closing of the RFJ Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
Item 9.01.    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Financial statements of the acquired businesses are not included in this Current Report on Form 8-K. Such required financial statements will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.
Pro forma financial information is not included in this Current Report on Form 8-K. Such required pro forma financial information will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Sonic Automotive, Inc., dated December 7, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

October 9, 2021	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel